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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ViroPharma Incorporated:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                        /s/ KPMG LLP

Princeton, New Jersey
September 12, 2002